UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 16, 2007

LINEAR TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-14864	94-2778785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 McCarthy Boulevard
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 432-1900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 16, 2007, Dave Bell, resigned as the president of the Company to pursue personal interests and spend more time with his family. The Company will eliminate the position of president following the departure of Mr. Bell. Chief Executive Officer Lothar Maier will assume the responsibilities previously handled by Mr. Bell.

ITEM 7.01. REGULATION FD DISCLOSURE

On January 16, 2007, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description

99.1	Press release by the Company on January 16, 2007.

(All other items on this report are inapplicable)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINEAR TECHNOLOGY CORPORATION
(Registrant)

Date:	January 18, 2007
	By:	/s/ Paul Coghlan
Paul Coghlan
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release by the Company on January 16, 2007.

Exhibit 99.1

FOR IMMEDIATE RELEASE	Linear Technology News

Press contact:
John Hamburger
408-432-1900
jhamburger@linear.com

Linear Technology Announces Resignation of President
MILPITAS, CA - January 16, 2007 - Linear Technology Corporation (Nasdaq: LLTC), a leading supplier of high-performance analog integrated circuits, today announced that the company’s President David Bell has resigned effective January 16, 2007 to pursue personal interests and spend more time with his family. With Mr. Bell’s departure, the company is eliminating the position of president. Chief Executive Officer Lothar Maier will assume the responsibilities previously handled by Mr. Bell.
Lothar Maier stated, “Dave Bell has been with Linear Technology for 12 years and has been a key contributor to its success. He helped grow and set the strategic direction for the Power business as general manager, and for the past three years as president, he has been instrumental in setting the company’s product strategy and growing our worldwide design and sales organizations. We wish Dave the best of luck in his future endeavors.”
Dave Bell added, “I’m grateful to have been part of such an exceptional company for the past 12 years. Linear Technology is the best-managed company in the analog semiconductor business and is well positioned to continue this success in the future.”

About Linear Technology
Linear Technology Corporation, a manufacturer of high performance linear integrated circuits, was founded in 1981, became a public company in 1986 and joined the S&P 500 index of major public companies in 2000. Linear Technology products include high performance amplifiers, comparators, voltage references, monolithic filters, linear regulators, DC-DC converters, battery chargers, data converters, communications interface circuits, RF signal conditioning circuits, and many other analog functions. Applications for Linear Technology’s high performance circuits include telecommunications, cellular telephones, networking products such as optical switches, notebook and desktop computers, computer peripherals, video/multimedia, industrial instrumentation, security monitoring devices, high-end consumer products such as digital cameras and MP3 players, complex medical devices, automotive electronics, factory automation, process control, and military and space systems. For more information, visit www.linear.com.

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